UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2019

PUREBASE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	333-188575	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8625 State Hwy. 124

Ione, CA 95640

(Address of principal executive offices)

Registrant’s telephone number, including area code: (209) 257-4331

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company [  ]

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	PUBC	OTCQB

Item 5.02 Change of Executive Officer

By letter dated May 24, 2019, Al Calvanico (the Registrant’s current Chief Financial Officer) was notified that his current employment agreement would not be renewed upon expiration of the current extension of his employment agreement on September 14, 2019. Furthermore, the Registrant’s Board of Directors determined that during the remaining term of Mr. Calvanico’s employment agreement, he will immediately be relieved of his duties as the Registrant’s CFO and Scott Dockter, the Registrant’s current CEO and President, was appointed as the Registrant’s CFO to serve in this capacity until a new CFO can be identified and hired. Mr. Calvanico will continue to provide financial and accounting services to the Registrant during the remaining term of his employment agreement.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2019	PUREBASE CORPORATION

	By:	/s/ A.Scott Dockter
A. Scott Dockter
Chief Executive Officer

3